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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2001
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 500 Greenwood Village, Colorado 80111 (Address of principal executive offices)

(303) 220-7990
Registrant’s telephone number, including area code

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Item 5. Other Events
SIGNATURE

Item 5. Other Events

      Crown Media Holdings, Inc. will hold its 2001 Annual Meeting of Stockholders on June 7, 2001. Crown Media Holdings expects to mail definitive proxy materials to its stockholders on or about May 7, 2001.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)

Date	April 25, 2001	By	/s/ William J. Aliber
William J. Aliber Executive Vice President and Chief Financial Officer

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